                                                                    EXHIBIT 99.3

Contact: Larry McPherson                                            Symbol:  TSIC
         Chief Financial Officer                                    Traded:  Nasdaq National Market
         & Treasurer
         Tropical Sportswear Int'l Corporation
         Tel: (813) 249-4900
         Fax: (813) 881-0627
                                                                    FOR IMMEDIATE RELEASE

Tropical Reports Second Quarter Results

TAMPA,  Florida,  April 21, 2003 -Tropical  Sportswear Int'l Corporation  announced today its second quarter fiscal
2003 results.

Net sales for the second  quarter of fiscal 2003 were $112.7  million as compared  with $120.6  million in the same period last year.  Net income for the second  quarter of fiscal 2003 was  $638,000,  or $0.06 per diluted  share as compared with $3.7 million, or $0.46 per diluted share in the same period last year.

Gross  margin for the second  quarter of fiscal  2003 was 20.4% as  compared  with 28.1% for the same  period  last year.  Operating  expenses  for the second  quarter of fiscal 2003  declined by $4.1  million and were 18.0% of net sales as  compared  with 20.2% for the same  period last year.  Operating  income for the second  quarter of fiscal
2003 was $2.8 million,  or 2.4% of net sales,  as compared with  operating  income of $9.6 million,  or 7.9% of net sales for the same  period  last  year.  During  the  second  quarter  of fiscal  2003,  the  Company  recorded  an additional  $1.2 million in sales  allowances  related to late delivery  issues  associated  with Project  Synergy.
Excluding these  allowances,  net sales would have been $114.0 million,  gross margin would have been 21.3% and net income would have been $1.5 million,  or $0.13 per diluted  share.  The Company  believes  these  adjusted  results
provide  a  more  meaningful  comparison  of  its  ongoing  operational  results.   Please  see  Exhibit  A  for  a
reconciliation of GAAP results to adjusted results.

Net sales for the first six months of fiscal 2003 were $211.8  million  compared  with $230.6  million for the same period  last  year.  During  the first six  months of fiscal  2003,  the  Company  recorded  $5.6  million in sales allowances  related to late delivery issues  associated  with Project  Synergy.  Excluding these sales  allowances, net sales  would  have been  $217.4  million.  The  Company  incurred a net loss for the first six months of fiscal
2003 of $4.4 million,  or $0.40 per share,  compared  with net income of $6.6  million,  or $0.84 per diluted share for the same period last year.  Charges  incurred in the first six months fiscal 2003 included the above  mentioned sales  allowances,  costs  resulting  from the  separation  of the  Company's  former chief  executive  officer and reductions in previous Project Synergy cost estimates.  On an operating  basis,  adjusted to exclude these charges, net income for the first six months of fiscal  2003 would have been $1.4  million or $0.12 per diluted  share.  The
Company believes these adjusted results provide a more meaningful  comparison of its ongoing  operational  results.
Please see Exhibit B for a reconciliation of GAAP results to adjusted results.

Gross  margin for the first six months of fiscal  2003 was 20.7% as  compared  with 28.4% for the same  period last year.  Excluding the previously  mentioned sales  allowances,  gross margin for the first six months of fiscal 2003 would have been 22.7%.  Operating  expenses for the first six months of fiscal 2003 were $42.6  million or 20.1% of net sales,  as compared  with $48.4  million,  or 21.0% of net sales for the same period last year.  Excluding  the previously  mentioned sales allowances,  operating expenses for the first six months of fiscal 2003 would have been
19.6% of net sales.  The  Company  incurred a net  operating  loss for the first six months of fiscal  2003 of $2.5 million,  or 1.2% of net sales as compared with  operating  income of $17.1  million,  or 7.4% of net sales for the same  period  last year.  Excluding  all  charges,  operating  income for the first six months of fiscal 2003 would have been $6.8 million, or 3.1% of net sales.

Christopher  B. Munday,  CEO and  President  commented,  "I am  particularly  pleased with our progress in reducing operating  expenses by more than $4.0 million over the  comparable  prior year  quarter.  We have made  significant strides in shipping our  customers on a timely  basis.  All key customer  relationships  remain  intact and we have not lost any core programs.  We also look forward to the successful  introduction of our Savane(R)MOTION MOVES WITH
YOU(TM)pant during the our third fiscal quarter."

The  Company's  most  current  releases  may  be  viewed  on  the  Worldwide  Web  at  the  Company's   website  at
www.tropicalsportswear.com.

On April 22,  2003 at 9:00 am (EDT),  the  Company  will host a  conference  call to  discuss  the  second  quarter results.  The dial in number is  1-913-981-4903.  For those who cannot listen to the live broadcast,  a replay will be  available  for one week  after the call.  To listen to the  replay,  call  1-719-457-0820  and enter  pass code
561494.

The call will also be broadcast  live over the  Internet  via  www.viavid.com  or  www.tropicalsportswear.com.  For those who are  unavailable to listen to the live  broadcast,  a replay will be available  shortly after the call on the above web site for two weeks.

TSI is a designer,  producer and marketer of high-quality  branded and retailer  private  branded apparel  products that are sold to major  retailers  in all levels and  channels  of  distribution.  Primary  product  lines  feature casual and  dress-casual  pants,  shorts,  denim jeans,  and woven and knit shirts for men, women,  boys and girls.
Major owned brands include Savane(R), Farah(R), Duck Head(R), Flyers(TM), The Original Khaki Co.(R), Bay to Bay(R),
Two Pepper(R), Royal Palm(R), Banana Joe(R), and Authentic Chino Casuals(R).  Licensed brands include Bill Blass(R)
and Van Heusen(R).  Retailer national  private  brands  that  we  produce  include  Puritan(R),  Member's  Mark(R),
Sonoma(R),   Croft & Barrow(R),   St. John's Bay(R),  Charter Club(R),   Roundtree & Yorke(R),  Geoffrey  Beene(R),
G.H. Bass(R), Izod(R),  and White Stag(R). TSI distinguishes itself by providing major retailers with comprehensive brand management  programs  and  uses advanced  technology to provide  retailers with customer,  product and market analyses,  apparel  design,  and  merchandising  consulting  and  inventory  forecasting  with a focus on return on investment.

This press  release  contains  forward-looking  statements,  which are  subject to the safe  harbor  created by the
Private  Securities   Litigation  Reform  Act  of  1995.   Management  cautions  that  these  statements  represent
projections  and  estimates of future  performance  and involve  certain  risks and  uncertainties.  The  Company's actual results could differ  materially from those anticipated in these  forward-looking  statements as a result of factors  including,  without  limitation,  negative effects  resulting from increased  inventory  levels,  negative effects from the  termination  of the  Victorinox(R)license  agreement and the transition of this business to Swiss
Army  Brands,  Inc.;  disruption  in the  business  associated  with the changes in  management;  negative  effects resulting  from our decision to exit out of our Duck Head(R)retail outlet  business;  general economic  conditions, including but not necessarily  limited to,  recession or other cyclical  effects  impacting our customers in the US or abroad,  changes  in  interest  rates or  currency  exchange  rates;  potential  changes in demand in the retail market;  reduction in the level of the consumer  spending;  the  availability and price of raw materials and global manufacturing  costs and restrictions;  increases in costs; the continued  acceptance of the Company's existing and new products by its major customers;  the financial  strength of the Company's major customers;  the ability of the
Company to continue to use and the Company's existing and prospective  customer's  continued  acceptance of certain licensed trademarks and tradenames,  including  Bill Blass(R),  and Van Heusen(R);  business  disruptions and costs arising from acts of terrorism or military  activities  around the globe;  and other risk factors  listed from time to time in the Company's  reports  (including  its Annual Report on Form 10-K) filed with the U.S.  Securities  and
Exchange  Commission.  In addition,  the estimated financial results for any period do not necessarily indicate the results that may be expected for any future period, and the Company assumes no obligation to update them.

                                          - FINANCIAL TABLES TO FOLLOW -

                                       Tropical Sportswear Int'l Corporation

                                    Condensed Consolidated Statements of Income
                              (amounts in thousands except share and per share data)

                                                     Three Months Ended                    Six Months Ended
                                             -----------------------------------   ----------------------------------
                                                March 29,          March 30,          March 29,         March 30,
                                                  2003               2002                2003              2002
                                             ----------------   ----------------   -----------------  ---------------

Net sales                                           $112,725           $120,610            $211,766         $230,621
Cost of goods sold                                    89,696             86,693             167,943          165,071
                                             ----------------   ----------------   -----------------  ---------------
Gross profit                                          23,029             33,917              43,823           65,550
Selling, general and administrative
expenses                                              20,273             24,327              42,577           48,425
Other                                                  --                    --               3,752               --
                                             ----------------   ----------------   -----------------  ---------------
Operating income (loss)                                2,756              9,590             (2,506)           17,125

Other expenses:
Interest, net                                          2,808              3,608               5,697            7,161
Other, net                                           (1,003)                 70             (1,094)            (655)
                                             ----------------   ----------------   -----------------  ---------------
                                                       1,805              3,678               4,603            6,506

Income (loss) before income taxes                        951              5,912             (7,109)           10,619
Provision (benefit) for income taxes                     313              2,243             (2,729)            3,992
                                             ----------------   ----------------   -----------------  ---------------
Net income (loss)                                       $638             $3,669            ($4,380)           $6,627

Basic earnings (loss) per share                        $0.06              $0.47             ($0.40)            $0.86
                                             ================   ================   =================  ===============

Weighted average number of shares
      used in the calculation - Basic             11,040,000          7,728,000          11,040,000        7,714,000

Diluted earnings (loss) per share                      $0.06              $0.46             ($0.40)            $0.84
                                             ================   ================   =================  ===============

Weighted average number of shares
     used in the calculation - Diluted            11,068,000          7,940,000          11,040,000        7,878,000

                                       Tropical Sportswear Int'l Corporation

                                       Condensed Consolidated Balance Sheets
                                              (amounts in thousands)

                                                                               March 29,         September 28,
                                                                                  2003                2002
                                                                            -----------------   -----------------
                    ASSETS

          Current assets:
             Cash and marketable securities                                        $  5,876            $  39,384
             Accounts receivable                                                     99,996               91,009
             Inventories                                                             98,315               74,797
             Deferred income taxes                                                    9,609                9,414
             Prepaid expenses and other current assets                               16,437               13,460
                                                                            -----------------   -----------------
                         Total current assets                                       230,233              228,064

          Property & equipment, net                                                  56,798               48,473
          Intangible assets, including trademarks and goodwill                       47,196               47,326
          Other assets                                                               12,163               12,345
                                                                            -----------------   -----------------
                         Total assets                                              $346,390             $336,208
                                                                            =================   =================

                    LIABILITIES AND SHAREHOLDERS' EQUITY

          Current liabilities
             Accounts payable and accrued expenses                                 $ 54,292             $ 60,599
             Current portion of long-term debt and capital leases                    22,321                1,251
                                                                            -----------------  ------------------
                         Total current liabilities                                   76,613               61,850

          Long-term debt and capital leases                                         108,284              108,922
          Deferred income taxes                                                       2,884                2,881
          Other non-current liabilities                                               6,230                6,183
                                                                            -----------------   -----------------
                          Total liabilities                                         194,011              179,836

          Shareholders' equity:
             Preferred stock                                                              -                    -
             Common stock                                                               110                  110
             Additional paid in capital                                              88,549               88,549
             Retained earnings                                                       68,455               72,835
             Accumulated other comprehensive loss                                   (4,735)              (5,122)
                                                                            -----------------   -----------------
                         Total shareholders' equity                                 152,379              156,372
                                                                            -----------------   -----------------

                         Total liabilities and shareholders' equity                $346,390             $336,208
                                                                            =================   =================

                                                     Exhibit A
                                Reconciliation of GAAP results to adjusted results
                                              (amounts in thousands)

                                                                     Adjustment
                                                                  -----------------
                                               Three Months
                                                   Ended                               Three Months Ended
                                                 March 29,         Project Synergy          March 29,
                                                   2003                  (a)                  2003
                                             ------------------    ----------------   ---------------------
                                                (per GAAP)                               (as adjusted)

Net sales                                             $112,725              $1,242                $113,967
Cost of goods sold                                      89,696                                      89,696
                                             ------------------    ----------------   ---------------------
Gross profit                                            23,029               1,242                  24,271
Selling, general and administrative
  expenses                                              20,273                                      20,273
Other                                                     --                                            --
                                             ------------------    ----------------   ---------------------
Operating income                                         2,756              $1,242                   3,998
Other expenses:
Interest, net                                            2,808                                       2,808
Other, net                                              (1,003)                                     (1,003)
                                             ------------------                       ---------------------
                                                         1,805                                       1,805

Income before income taxes                                 951                                       2,193
Provision for income taxes                                 313                                         722
                                             ------------------                       ---------------------
Net income                                                $638                                      $1,471

Basic earnings per share                                 $0.06                                       $0.13
                                             ==================                       =====================

Weighted average number of shares
      used in the calculation - Basic               11,040,000                                  11,040,000

Diluted earnings per share                               $0.06                                       $0.13
                                             ==================                       =====================

Weighted average number of shares
     used in the calculation - Diluted              11,068,000                                  11,068,000

For the three months ended March 29, 2003 adjusted results exclude pretax charges of:
(a)  $1.2 million for sales allowances related to delivery issues associated with Project Synergy.

Note:
The Company believes these adjusted results provide a more meaningful comparison of its ongoing operational results.  Additionally, the Company's bank covenants specifically exclude these charges.

                                                     Exhibit B
                                Reconciliation of GAAP results to adjusted results
                                              (amounts in thousands)

                                                                           Adjustments
                                                                -----------------------------------
                                               Six Months
                                                  Ended                                               Six Months Ended
                                                March 29,        Project Synergy    Severance             March 29,
                                                  2003                 (a)              (b)                 2003
                                             ----------------   -----------------------------------  --------------------
                                               (per GAAP)                                               (as adjusted)

Net sales                                           $211,766               $5,592                               $217,358
Cost of goods sold                                   167,943                                                     167,943
                                             ----------------   ------------------                   --------------------
Gross profit                                          43,823                5,592                                 49,415
Selling, general and administrative
expenses                                              42,577                                                      42,577
Other                                                                       1,568         ($5,320)                    --
                                                       3,752
                                             ----------------   -----------------------------------  --------------------
Operating income (loss)                              (2,506)                4,024            5,320                 6,838

Other expenses:
Interest, net                                          5,697                                                       5,697
Other, net                                           (1,094)                                                     (1,094)
                                             ----------------                                        --------------------
                                                       4,603                                                       4,603

Income (loss) before income taxes                    (7,109)                                                       2,235
Provision (benefit) for income taxes                 (2,729)                                                         858
                                             ----------------                                        --------------------
Net income (loss)                                   ($4,380)                                                      $1,377

Basic earnings (loss) per share                      ($0.40)                                                       $0.12
                                             ================                                        ====================

Weighted average number of shares
      used in the calculation - Basic             11,040,000                                                  11,040,000

Diluted earnings (loss) per share                    ($0.40)                                                       $0.12
                                             ================                                        ====================

Weighted average number of shares
     used in the calculation - Diluted            11,040,000                                                  11,055,000

For the six months ended March 29, 2003, adjusted results exclude pretax charges of:
(a)  $5.6 million for  sales allowances  related to delivery issues associated with Project Synergy,  and a $1.6 million reduction of previously recorded estimates for costs related to Project Synergy.
(b)  $5.3 million  related to severance and associated costs as a result of the separation of the Company's former chief executive officer.

Note:
The Company  believes these adjusted  results provide a  more meaningful comparison of its ongoing  operational results.
Additionally, the Company's bank covenants specifically exclude these charges.